UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22026

                        The Gabelli ESG Fund, Inc. (formerly, The Gabelli SRI Fund, Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli ESG Fund, Inc.

Annual Report — March 31, 2020

(Y)our Portfolio Management Team

Christopher C. Desmarais	Christopher J. Marangi	Kevin V. Dreyer	Ian Lapey	Melody Prenner Bryant
Portfolio Manager	Co-Chief Investment Officer	Co-Chief Investment Officer	Portfolio Manager	Portfolio Manager
BA, Fairfield University	BA, Williams College	BSE, University of	BA, Williams College	BA, Binghamton University
	MBA, Columbia	Pennsylvania	MS, Northeastern
		MBA, Columbia	University
		Business School	MBA, New York
University

To Our Shareholders,

For the fiscal year ended March 31, 2020, the net asset value (NAV) per Class AAA Share of the Gabelli ESG Fund decreased 13.4% compared with a decrease of 7.0% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2020.

Performance Discussion (Unaudited)

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The portfolio managers employ a social screening overlay process at the time of investment to identify companies that meet the Fund’s social responsibility guidelines.

As bottom up stock pickers, we are generally not making calls on the direction of rates or any other macro variable. Our process favors companies that can thrive in any climate, for example, those with pricing power, solid balance sheets, and adaptable managements.

During the second quarter of 2019 (the Fund’s first fiscal quarter), strength in April and June offset a sharp decline in May. The market rebound since late 2018 could be attributed to excessive economic pessimism triggering the “Trump put” (continued trade talks) and the “Powell put” (the signal of lower interest rates). Each of these elements supported rising multiples, after briefly compressing late in 2018.

If you had turned off the news (and Twitter) for the entirety of the third quarter (the Fund’s second fiscal quarter) and were told the U.S. stock market was up a little under 2%, just shy of all time highs, you might assume it was an uneventful quarter. But behind that exceedingly normal quarterly appreciation was a roller coaster of market, economic, and political events. After climbing in July, stocks fell sharply in August. September saw a slight gain, but beneath the surface many dynamics were at play: momentum stocks declined, and “value” stocks rose sharply, in an abrupt reversal of trends of the last several years. A steady stream of news headlines and world events impacted the market throughout the quarter: the ongoing China/U.S. trade war, Brexit, Saudi oil field attack, central bank easing, yield curve inversion, negative interest rates, U.S. recession concerns, relatively slow growth in China and Europe, and a formal impeachment inquiry of President Trump by Congressional Democrats. On monetary policy, the Federal Reserve confirmed what everyone anticipated: it changed course from its tightening cycle and cut the federal funds rate twice in the quarter (each time by 25 bps), ending the quarter at 1.75-2.00%. Treasury yields fluctuated widely, with the 10 year ranging from 2% at the beginning of the quarter, to under 1.5% in early September, to finishing the quarter at 1.7%.

In the fourth quarter of 2019 (the Fund’s third fiscal quarter), President Trump showed an increased willingness to make amends after escalating trade hostilities with China, culminating in Phase One of a deal being announced, but not signed, in December. All the while, the American consumer remained steadfast, supported by the lowest unemployment rate (3.6%) since 1969 and rising household wealth (+3% to $114 trillion), while the expansion reached 126 months, the longest on record.

The first quarter of 2020 (the Fund’s fourth fiscal quarter) was one of the worst in stock market history, with the novel coronavirus that causes COVID-19 spreading rapidly around the globe, and societies everywhere responding with various forms of “social distancing,” culminating with most of the global economy being effectively shut down. First and foremost, our thoughts are with all those personally impacted by the virus, with either themselves or a loved one being afflicted, as well as those unemployed or furloughed as a result of business shutdowns. We applaud the heroic efforts of all of our health care workers, as well as those employed in other essential businesses, keeping our grocery shelves stocked, our public transportation running, and our waste collected.

The cost of closures and social distancing has been considerable. The global economy has nearly ground to a halt. Energy markets plummeted, with the problem compounded by a dispute between Saudi Arabia and Russia which led to oil output being increased amid the sharp drop in demand. Government action – both monetary and fiscal – is crucial, and the CARES Act signed into law March 27 is a good start in providing relief to both individuals and businesses. The Fed slashed rates to near zero, and bought securities in a number of asset classes – treasuries, mortgage backed securities, asset backed securities, corporate credit, loans backed by the Small Business Administration – in order to stabilize markets and the economy.

The top contributors to the Fund’s performance for the fiscal year included: Sony Corp. (4.2% of net assets as of March 31, 2020), NextEra Energy (4.6%) and Bristol-Myers Squibb (3.7%). Fears about how traditional video game console providers would fare in the world of cloud gaming were outweighed by strong music industry performance and a growing addressable market for Sony’s image sensors. In addition, activist shareholder Third Point returned with ideas for how the company can surface additional value. NextEra Energy, the holding company for Florida Power & Light, the largest electric utility in Florida, and NextEra Energy Resources, a leading wholesale renewables operator, increased full year earnings by almost 9% in 2019. Bristol-Myers Squibb closed its acquisition of Celgene after an extended regulatory review; the transaction is significantly accretive and diversifies the combined company drug pipeline.

Weaker performing positions included CNH Industrial NV (2.2%), Xylem Inc. (3.8%), and ServiceMaster Global Holdings (1.2%). CNH Industrial is a global leader in capital goods that implements design, manufacturing, distribution, commercial, and financial activities in international markets, and its brands include Case Construction and New Holland; CNH reported a revenue decrease of 6% for 2019 and forecasted 2020 net sales of industrial activities as flat to slightly down. Xylem is a leading water technology company committed to “solving water” by creating innovative and smart technology solutions to meet the world’s water, wastewater, and energy needs; Xylem reported a 1% revenue increase for 2019 and in March withdrew its 2020 guidance. ServiceMaster, a provider of services to residential and commercial customers in the termite, pest control, cleaning, and restoration markets, missed earnings and revenue estimates and adjusted its estimates lower after disclosing increased liabilities for termite treatment warranties, and announced it would explore strategic alternatives for its ServiceMaster Brands business, including a potential sale of the segment.

We appreciate your confidence and trust.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through March 31, 2020 (a)(b) (Unaudited)

	1 Year	3 Year	5 Year	10 Year	Since Inception (6/01/07)
Class AAA (ESGGX)	(13.50)%	(4.13)%	(0.42)%	4.23%	3.69%
S&P 500 Index	(6.98)	5.10	6.73	10.53	6.37
Russell 3000 Index	(9.13)	4.00	5.77	10.15	6.15
Class A (ESGHX)	(13.51)	(4.11)	(0.42)	4.24	3.70
With sales charge (c)	(18.48)	(5.99)	(1.60)	3.63	3.22
Class C (ESGJX)	(13.93)	(4.76)	(1.13)	3.47	2.94
With contingent deferred sales charge (d)	(14.79)	(4.76)	(1.13)	3.47	2.94
Class I (ESGKX)	(13.32)	(3.89)	(0.19)	4.48	3.95

In the current prospectuses dated July 29, 2019, as amended by the supplement dated December 3, 2019, the gross expense ratios for Class AAA, A, C, and I are 1.87%, 1.87%, 2.62%, and 1.62%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.90%. See page 10 for the expense ratios for the fiscal year ended March 31, 2020. The contractual reimbursements are in effect through July 31, 2020. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 3000 Index is an unmanaged indicator that measures the performance of the 3,000 largest U.S. traded stocks, in which the underlying companies are incorporated in the U.S. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends March 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI ESG FUND, INC. (CLASS AAA SHARES), RUSSELL 3000 INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli ESG Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2019 through March 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended March 31, 2020.

	Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli ESG Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$814.50	1.02%	$4.63
Class A	$1,000.00	$814.90	1.02%	$4.63
Class C	$1,000.00	$813.60	1.30%	$5.89
Class I	$1,000.00	$815.20	0.94%	$4.27
Hypothetical 5% Return
Class AAA	$1,000.00	$1,019.90	1.02%	$5.15
Class A	$1,000.00	$1,019.90	1.02%	$5.15
Class C	$1,000.00	$1,018.50	1.30%	$6.56
Class I	$1,000.00	$1,020.30	0.94%	$4.75

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2020:

Gabelli ESG Fund, Inc.

Financial Services	18.0%
Health Care	13.7%
Food	13.1%
Computer Software and Services	8.4%
Machinery	6.0%
Energy and Utilities	4.6%
Consumer Products	4.5%
Beverage	4.3%
Equipment and Supplies	4.2%
Broadcasting	3.0%
Telecommunications	2.7%
Environmental Services	2.4%
Cable and Satellite	2.2%
Entertainment	2.0%

Business Services	1.8%
Specialty Chemicals	1.5%
Automotive	1.5%
Diversified Industrial	1.4%
Retail	1.3%
U.S. Government Obligations	1.0%
Computer Hardware	0.9%
Building and Construction	0.5%
Semiconductors	0.5%
Automotive: Parts and Accessories	0.3%
Airlines	0.1%
Other Assets and Liabilities (Net)	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli ESG Fund, Inc.

Schedule of Investments — March 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	Airlines — 0.1%
1,050	Delta Air Lines Inc.	$60,441	$29,957

	Automotive — 1.5%
4,900	Daimler AG	278,811	148,724
2,300	Toyota Motor Corp., ADR	273,723	275,885

		552,534	424,609

	Automotive: Parts and Accessories — 0.3%
1,500	Genuine Parts Co.	119,258	100,995

	Beverage — 4.3%
16,600	Danone SA	1,161,071	1,073,590
4,000	The Coca-Cola Co.	190,260	177,000

		1,351,331	1,250,590

	Broadcasting — 3.0%
2,000	Liberty Broadband Corp., Cl. C†	80,778	221,440
13,500	Liberty Media Corp.- Liberty Braves, Cl. C†	187,861	257,310
12,500	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	299,990	395,250

		568,629	874,000

	Building and Construction — 0.5%
5,000	Johnson Controls International plc	132,298	134,800

	Business Services — 1.8%
6,500	Macquarie Infrastructure Corp.	214,536	164,125
13,000	ServiceMaster Global Holdings Inc.†	382,662	351,000

		597,198	515,125

	Cable and Satellite — 2.2%
15,600	Comcast Corp., Cl. A	304,391	536,328
3,500	EchoStar Corp., Cl. A†	112,846	111,895

		417,237	648,223

	Computer Hardware — 0.9%
2,425	International Business Machines Corp.	336,376	269,005

	Computer Software and Services — 8.4%
840	Alphabet Inc., Cl. A†	933,916	976,038
3,600	Cisco Systems Inc.	163,135	141,516
4,300	Dell Technologies Inc., Cl. C†	239,723	170,065
44,000	Hewlett Packard Enterprise Co.	590,327	427,240
7,800	Intel Corp.	419,305	422,136
1,850	Microsoft Corp.	243,547	291,764

		2,589,953	2,428,759

	Consumer Products — 4.5%
3,000	Energizer Holdings Inc.	88,717	90,750
20,550	Sony Corp., ADR.	480,007	1,216,149

		568,724	1,306,899

Shares		Cost	Market Value

	Diversified Industrial — 1.4%
1,000	Acuity Brands Inc.	$119,181	$85,660
2,700	Agilent Technologies Inc	202,895	193,374
925	Union Pacific Corp.	152,758	130,462

		474,834	409,496

	Energy and Utilities — 4.6%
5,500	NextEra Energy Inc.	859,421	1,323,410

	Entertainment — 2.0%
3,700	The Walt Disney Co.	420,882	357,420
10,000	Vivendi SA	217,738	215,341

		638,620	572,761

	Environmental Services — 2.4%
25,000	BioHiTech Global Inc.†	47,514	30,250
35,000	Evoqua Water Technologies Corp.†	502,719	392,350
3,500	Waste Connections Inc.	102,546	271,250

		652,779	693,850

	Equipment and Supplies — 4.2%
20,000	Mueller Water Products Inc., Cl. A	66,201	160,200
550	Parker-Hannifin Corp.	79,825	71,352
11,500	Watts Water Technologies Inc., Cl. A.	394,235	973,475

		540,261	1,205,027

	Financial Services — 18.0%
103,770	Aegon NV	527,215	264,833
13,300	Ally Financial Inc.	359,895	191,919
8,500	American Express Co.	768,053	727,685
69,000	Commerzbank AG	535,142	251,777
32,500	Credit Agricole SA	401,106	239,798
57,000	Daiwa Securities Group Inc.	281,912	222,222
3,734	Diamond Hill Investment Group Inc.	521,795	336,956
15,900	Franklin Resources Inc.	509,622	265,371
16,200	Janus Henderson Group plc	358,445	248,184
13,300	Kinnevik AB, Cl. B	406,849	221,968
11,574	NN Group NV	493,470	314,018
8,200	PayPal Holdings Inc.†	263,346	785,068
9,944	Societe Generale SA	299,355	168,325
74,000	Standard Chartered plc	605,889	409,758
3,200	State Street Corp.	174,385	170,464
12,300	The Bank of New York Mellon Corp.	638,259	414,264

		7,144,738	5,232,610

	Food — 13.1%
39,050	Conagra Brands Inc.	933,172	1,145,727
14,500	Mondele¯z International Inc., Cl. A	420,131	726,160
11,150	Nestlé SA	633,393	1,152,070
12,500	The Hain Celestial Group Inc.†	278,303	324,625
9,100	Unilever plc, ADR	288,958	460,187

		2,553,957	3,808,769

	Health Care — 13.7%
2,900	Baxter International Inc.	227,452	235,451

See accompanying notes to financial statements.

Gabelli ESG fund, Inc.

Schedule of Investments (Continued) — March 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
19,110	Bristol-Myers Squibb Co.	$948,026	$1,065,191
1,600	Cigna Corp.	264,734	283,488
5,100	Gilead Sciences Inc.	345,879	381,276
5,450	GlaxoSmithKline plc, ADR	230,126	206,501
9,000	Henry Schein Inc.†	533,311	454,680
4,700	Medtronic plc	436,644	423,846
8,100	Takeda Pharmaceutical Co. Ltd., ADR	166,010	122,958
6,700	Zoetis Inc.	332,346	788,523

		3,484,528	3,961,914

	Machinery — 6.0%
113,500	CNH Industrial NV	1,140,813	636,735
17,000	Xylem Inc.	410,404	1,107,210

		1,551,217	1,743,945

	Retail — 1.3%
4,150	Lowe’s Companies Inc.	431,673	357,107
600	The TJX Companies Inc.	28,469	28,686

		460,142	385,793

	Semiconductors — 0.5%
500	NVIDIA Corp	95,093	131,800

	Specialty Chemicals — 1.5%
4,400	International Flavors & Fragrances Inc.	539,197	449,152

	Telecommunications — 2.7%
6,400	AT&T Inc.	211,444	186,560
11,000	Loral Space & Communications Inc.†	446,722	178,750
5,750	SoftBank Group Corp., ADR	129,594	101,430
23,000	Vodafone Group plc, ADR	509,063	316,710

		1,296,823	783,450

	TOTAL COMMON STOCKS	27,585,589	28,684,939

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.0%
$295,000	U.S. Treasury Bills, 0.060% to 0.751%††, 05/28/20 to 09/24/20	$294,819	$294,933

	TOTAL INVESTMENTS — 99.9%	$27,880,408	28,979,872

	Other Assets and Liabilities (Net) — 0.1%		22,496

	NET ASSETS — 100.0%		$29,002,368

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Statement of Assets and Liabilities

March 31, 2020

Assets:
Investments, at value (cost $27,880,408)	$28,979,872
Foreign currency, at value (cost $1)	1
Receivable for investments sold	183,746
Receivable for Fund shares sold	815
Receivable from Adviser	41,227
Dividends receivable	119,579
Prepaid expenses	30,454

Total Assets	29,355,694

Liabilities:
Payable to custodian	57,749
Payable for Fund shares redeemed	134,376
Payable for investments purchased	4,644
Payable for investment advisory fees	60,428
Payable for distribution fees	7,037
Payable for payroll expenses	1,163
Payable for shareholder communications expenses	44,221
Payable for legal and audit fees	31,023
Other accrued expenses	12,685

Total Liabilities	353,326

Net Assets (applicable to 2,805,791 shares outstanding)	$29,002,368

Net Assets Consist of:
Paid-in capital	$26,418,809
Total distributable earnings	2,583,559

Net Assets.	$29,002,368

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,530,304 ÷ 724,017 shares outstanding)	$10.40

Class A:
Net Asset Value and redemption price per share ($7,455,508 ÷ 717,544 shares outstanding)	$10.39

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.02

Class C:
Net Asset Value and offering price per share ($4,021,807 ÷ 430,016 shares outstanding)	$9.35	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($9,994,749 ÷ 934,214 shares outstanding)	$10.70

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $47,952)	$836,057
Income from non-cash dividend	75,198
Interest	17,371

Total Investment Income	928,626

Expenses:
Investment advisory fees	409,860
Distribution fees - Class AAA	27,026
Distribution fees - Class A	23,375
Distribution fees - Class C	63,104
Shareholder communications expenses	65,435
Registration expenses	62,507
Legal fees	35,619
Shareholder services fees	29,531
Audit fees	27,563
Directors’ fees	25,000
Custodian fees	10,839
Payroll expenses	2,636
Miscellaneous expenses	15,661

Total Expenses	798,156

Less:
Expenses reimbursed by Adviser (See Note 3)	(320,309)
Expenses paid indirectly by broker (See Note 6)	(1,522)

Total credits and reimbursements	(321,831)

Net Expenses	476,325

Net Investment Income	452,301

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	1,971,316
Net realized gain on foreign currency transactions	410

Net realized gain on investments and foreign currency transactions	1,971,726

Net change in unrealized appreciation/depreciation:
on investments	(6,500,571)
on foreign currency translations	1,159

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(6,499,412)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(4,527,686)

Net Decrease in Net Assets Resulting from Operations	$(4,075,385)

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Statement of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Operations:
Net investment income	$452,301	$236,540
Net realized gain on investments and foreign currency transactions	1,971,726	6,019,361
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(6,499,412)	(7,525,142)

Net Decrease in Net Assets Resulting from Operations	(4,075,385)	(1,269,241)

Distributions to Shareholders:
Class AAA	(1,622,177)	(775,314)
Class A	(1,410,988)	(766,107)
Class C	(941,974)	(579,785)
Class I	(2,083,553)	(1,237,657)

Distributions to Shareholders	(6,058,692)	(3,358,863)

Capital Share Transactions:
Class AAA	(1,050,236)	(1,410,099)
Class A	1,070,723	(6,245,762)
Class C	(1,846,759)	(1,031,705)
Class I	(2,228,989)	(1,768,572)
Class T*	—	(1,051)

Net Decrease in Net Assets from Capital Share Transactions	(4,055,261)	(10,457,189)

Redemption Fees	145	257

Net Decrease in Net Assets	(14,189,193)	(15,085,036)
Net Assets:
Beginning of year	43,191,561	58,276,597

End of year	$29,002,368	$43,191,561

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions					Ratios to Average Net Assets/Supplemental Data
Year Ended March 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Expenses Net of Waivers/ Reimburse- ments	Expenses Before Waivers/ Reim- bursements(c)	Portfolio Turnover Rate
Class AAA
2020	$14.03	$0.16 (d)	$(1.59)	$(1.43)	$(0.09)	$(2.11)	$(2.20)	$0.00	$10.40	(13.50)%	$7,530	1.13	%(d)	1.14%	1.92%	18%
2019	15.35	0.07	(0.37)	(0.30)	—	(1.02)	(1.02)	0.00	14.03	(1.92)	11,227	0.49		1.25	1.87	29
2018	15.57	(0.02)	0.64	0.62	(0.04)	(0.80)	(0.84)	0.00	15.35	3.85	13,665	(0.10)		1.25	1.73	8
2017	14.29	0.04	1.81	1.85	—	(0.57)	(0.57)	0.00	15.57	13.14	15,409	0.27		1.39	1.67	18
2016	14.85	(0.04)	(0.22)	(0.26)	—	(0.30)	(0.30)	0.00	14.29	(1.79)	17,532	(0.29)		1.68	1.68	14
Class A
2020	$14.02	$0.15 (d)	$(1.58)	$(1.43)	$(0.09)	$(2.11)	$(2.20)	$0.00	$10.39	(13.51)%	$7,455	1.11	%(d)	1.13%	1.92%	18%
2019	15.33	0.08	(0.37)	(0.29)	—	(1.02)	(1.02)	0.00	14.02	(1.85)	8,958	0.51		1.25	1.87	29
2018	15.55	(0.02)	0.64	0.62	(0.04)	(0.80)	(0.84)	0.00	15.33	3.85	16,280	(0.10)		1.25	1.73	8
2017	14.28	0.04	1.80	1.84	—	(0.57)	(0.57)	0.00	15.55	13.08	17,569	0.26		1.39	1.67	18
2016	14.84	(0.04)	(0.22)	(0.26)	—	(0.30)	(0.30)	0.00	14.28	(1.79)	20,002	(0.29)		1.68	1.68	14
Class C
2020	$12.80	$0.08 (d)	$(1.42)	$(1.34)	—	$(2.11)	$(2.11)	$0.00	$9.35	(13.93)%	$4,022	0.60	%(d)	1.68%	2.67%	18%
2019	14.20	(0.03)	(0.35)	(0.38)	—	(1.02)	(1.02)	0.00	12.80	(2.65)	7,347	(0.25)		2.00	2.62	29
2018	14.53	(0.13)	0.60	0.47	—	(0.80)	(0.80)	0.00	14.20	3.11	9,176	(0.85)		2.00	2.48	8
2017	13.47	(0.07)	1.70	1.63	—	(0.57)	(0.57)	0.00	14.53	12.29	10,815	(0.49)		2.14	2.42	18
2016	14.13	(0.14)	(0.22)	(0.36)	—	(0.30)	(0.30)	0.00	13.47	(2.60)	10,320	(1.05)		2.43	2.43	14
Class I
2020	$14.38	$0.19 (d)	$(1.64)	$(1.45)	$(0.12)	$(2.11)	$(2.23)	$0.00	$10.70	(13.32)%	$9,995	1.30	%(d)	0.97%	1.67%	18%
2019	15.67	0.11	(0.38)	(0.27)	—	(1.02)	(1.02)	0.00	14.38	(1.68)	15,660	0.74		1.00	1.62	29
2018	15.87	0.03	0.65	0.68	(0.08)	(0.80)	(0.88)	0.00	15.67	4.17	19,155	0.18		1.00	1.48	8
2017	14.52	0.08	1.84	1.92	—	(0.57)	(0.57)	0.00	15.87	13.42	27,874	0.53		1.13	1.42	18
2016	15.06	(0.01)	(0.23)	(0.24)	—	(0.30)	(0.30)	0.00	14.52	(1.63)	20,582	(0.04)		1.43	1.43	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended March 31, 2020, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(d)

Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been $0.13 (Class AAA and Class A), $0.05 (Class C), and $0.16 (Class I), respectively, and the net investment income ratio would have been 0.94% (Class AAA), 0.92% (Class A), 0.42% (Class C), and 1.12% (Class I), respectively.

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli ESG Fund, Inc., incorporated on March 1, 2007 in Maryland, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 1, 2007. The Fund’s primary objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 3/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$28,684,939	—	$28,684,939
U.S. Government Obligations	—	$294,933	294,933
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$28,684,939	$294,933	$28,979,872

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments at March 31, 2020 or March 31, 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights,or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the fiscal year ended March 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 2 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2020, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund.

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended March 31, 2020 and 2019 was as follows:

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$233,899	$247,948
Net long term capital gains	5,824,793	3,110,915

Total distributions paid	$6,058,692	$3,358,863

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At March 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$452,669
Undistributed long term capital gains	1,085,989
Net unrealized appreciation on investments and foreign currency translations	1,044,901

Total	$2,583,559

At March 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$27,933,130	$6,054,029	$(5,007,287)	$1,046,742

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended March 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25%,

1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least July 31, 2020, at no more than 0.90% of the value of the Fund’s average daily net assets for each of share class. During the year ended March 31, 2020, the Adviser reimbursed the Fund in the amount of $320,309. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The arrangement is renewable annually. At March 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $631,214:

For the fiscal year ended March 31, 2019, expiring March 31, 2021	$310,905
For the fiscal year ended March 31, 2020, expiring March 31, 2022	94,174
For the fiscal year ended March 31, 2020, expiring March 31, 2023	226,135

Total	$631,214

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings and the Chairman of each committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended March 31, 2020, other than short term securities and U.S. Government obligations, aggregated $7,059,961 and $12,904,305, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended March 31, 2020, the Fund paid $5,732 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $2,194 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended March 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,522.

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the fiscal year ended March 31, 2020.

7. Capital Stock. The Fund offered four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class T Shares were liquidated on September 21, 2018. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 and purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended March 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli ESG fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	18,938	$265,199	77,740	$1,096,393
Shares issued upon reinvestment of distributions	120,887	1,589,667	54,208	753,494
Shares redeemed	(215,973)	(2,905,102)	(222,118)	(3,259,986)

Net decrease	(76,148)	$(1,050,236)	(90,170)	$(1,410,099)

Class A
Shares sold	107,141	$1,532,777	65,720	$965,063
Shares issued upon reinvestment of distributions	99,817	1,311,601	52,735	731,960
Shares redeemed	(128,510)	(1,773,655)	(541,025)	(7,942,785)

Net increase/decrease	78,448	$1,070,723	(422,570)	$(6,245,762)

Class C
Shares sold	9,382	$116,454	49,441	$609,617
Shares issued upon reinvestment of distributions	72,719	860,265	41,980	533,568
Shares redeemed	(226,037)	(2,823,478)	(163,823)	(2,174,890)

Net decrease	(143,936)	$(1,846,759)	(72,402)	$(1,031,705)

Class I
Shares sold	74,633	$1,091,141	250,734	$3,891,159
Shares issued upon reinvestment of distributions	147,600	1,997,030	84,373	1,200,635
Shares redeemed	(376,879)	(5,317,160)	(468,901)	(6,860,366)

Net decrease	(154,646)	$(2,228,989)	(133,794)	$(1,768,572)

Class T *
Shares redeemed	—	—	(65)	$(1,051)

Net decrease	—	—	(65)	$(1,051)

*	Class T Shares were liquidated on September 21, 2018.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli ESG fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli ESG Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli ESG Fund, Inc. (the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 21, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

Gabelli ESG Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli ESG Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 77	Since 2007	33[5]	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

NON-INTERESTED DIRECTORS[6] :

Clarence A. Davis Director Age: 78	Since 2007	3	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999- 2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)

Vincent D. Enright Director Age: 76	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

William F. Heitmann Director Age: 71	Since 2012	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Chair of Syncreon (contract logistics provider) (2011-2019)

Anthonie C. van Ekris[7] Director Age: 85	Since 2007	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Gabelli ESG fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 2007	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC since January 2020

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Andrea R. Mango Secretary Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Fund Complex since 2013; Vice President of closed-end funds within the Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]

As of March 31, 2020, there was a total of 47 registered investment companies in the Fund Complex. Of the 47 registered investment companies, Mr. Gabelli serves as a director or trustee for 33 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 15 funds.

[6]	Directors who are not interested persons are considered “Independent” Directors.
[7]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Gabelli ESG fund, Inc.

Additional Fund Information (Continued) (Unaudited)

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended March 31, 2020, the Fund paid to shareholders ordinary income distributions totaling $0.857, $0.867, and $0.123 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $5,824,793, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended March 31, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.90% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended March 31, 2020 which was derived from U.S. Treasury securities was 1.91%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ESG Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of March 31, 2020 was 1.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI ESG FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher C. Desmarais joined GAMCO Investors, Inc. in 1993. Currently he is a Managing Director of GAMCO Asset Management, Inc., a portfolio manager of Gabelli Funds, LLC, as well as the Director of Socially Responsive Investments. He is a co-portfolio manager of the Fund, and his responsibilities also include marketing and client service of GAMCO’s Value, Growth, and International capabilities for institutional, endowment, and family office clients as well as direct oversight of all of the Firm’s ESG equity products. He is a graduate of Fairfield University with a BA in Economics.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Ian Lapey joined Gabelli Funds, LLC, in October 2018 as a portfolio manager. Prior to joining Gabelli Funds, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC. She has almost thirty years of experience as a portfolio manager. Most recently, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI ESG FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Clarence A. Davis

Former Chief

Executive Officer,

Nestor, Inc.

Vincent D. Enright

Former Senior Vice

President and

Chief Financial Officer,

KeySpan Corp.

William F. Heitmann

Former Senior Vice

President of Finance,

Verizon Communications, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Bruce N. Alpert

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli ESG Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB1794Q120AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,923 for 2019 and $23,923 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,970 for 2019 and

$4,100 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-

15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Gabelli ESG Fund, Inc. (formerly, The Gabelli SRI Fund, Inc.)

By (Signature and Title)*       /s/ Bruce N. Alpert

                                                 Bruce N. Alpert, Principal Executive Officer

Date    5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Bruce N. Alpert

                                                Bruce N. Alpert, Principal Executive Officer

Date     5/29/2020

By (Signature and Title)*      /s/ John C. Ball

                                                John C. Ball, Principal Financial Officer and Treasurer

Date    5/29/2020

* Print the name and title of each signing officer under his or her signature.